SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                       TO

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 18, 1997


                                  DYNAGEN, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-11352                  04-3029787
          --------                       -------                  ----------
(State or other jurisdiction      (Commission file number)     (I.R.S. Employer
of incorporation or organization)                            Identification No.)




        99 Erie Street, Cambridge, MA                                   02139
        -----------------------------                                   -----
   (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number including area code:       (617) 491-2527
                                                  ---------------------------


                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)

         The undersigned registrant ("DynaGen") hereby further amends the following items, financial statements, exhibits and other portions of its Current Report on Form 8-K dated June 18, 1997 as set forth on the pages attached hereto:

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  This item is further amended to provide the following interim, unaudited financial statements relating to the business of Superior Pharmaceutical Company, which are filed as Exhibit
                  99.6 to this report and incorporated herein by reference.

                           Condensed Interim  (Unaudited)  Balance Sheet at June
                               30, 1997 and 1996.

                           Condensed Interim (Unaudited) Statement of Operations
                               for the six months ended June 30, 1997 and 1996.

                           Condensed Interim (Unaudited) Statement of Cash Flows
                               for the six months ended June 30, 1997 and 1996.


         (b)      Unaudited Pro Forma Combined Financial Information.

                  This item is amended to provide the following unaudited pro forma combined financial information of DynaGen, which is filed as Exhibit 99.7 to this report and incorporated herein by reference.

                           Pro Forma Statement of Operations (Unaudited) for the
                               year ended December 31, 1996 and for the six months ended June 30, 1997.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger dated March 7, 1997 among DynaGen, DynaGen Acquisition Corp., Superior and the Shareholders (filed as Exhibit 2c to DynaGen's Transition report on Form 10-K for the transition period from July 1, 1996 to December 31,
                           1996).

                  4.1 Registration Rights Agreement dated June 18, 1997 among DynaGen and the Shareholders (filed as Exhibit
                           4.1 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  4.2 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Eric C. Hagerstrand (filed as Exhibit 4.2 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  4.3 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Dennis B. Smith (filed as Exhibit 4.3 to DynaGen's Current Report on Form 8-K dated June 18,
                           1997).

                  4.4 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Thomas L. Canning (filed as Exhibit 4.4 to DynaGen's Current Report on Form 8-K dated June 18,
                           1997).

                  4.5 Pledge Agreement dated June 18, 1997 among DynaGen and the Shareholders (filed as Exhibit 4.5 to DynaGen's Current Report on Form 8-K dated June 18,
                           1997).

                  4.6 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Sirrom (filed as Exhibit 4.6 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  4.7 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Odyssey (filed as Exhibit 4.7 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  4.8 Stock Purchase Warrant dated June 18, 1997 issued by DynaGen to Sirrom (filed as Exhibit 4.8 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  4.9 Stock Purchase Warrant dated June 18, 1997 issued by DynaGen to Odyssey (filed as Exhibit 4.9 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  4.10 Pledge and Security Agreement dated June 18, 1997 between DynaGen and Sirrom (filed as Exhibit 4.10 to DynaGen's Current Report on Form 8-K dated June 18,
                           1997).

                  4.11 Subordinated Note dated June 18, 1997 issued by DynaGen to Coutts & Co. AG (filed as Exhibit 4.11 to DynaGen's Current Report on Form 8-K dated June 18,
                           1997).

                  4.12 Bridge Financing Purchase Agreement dated June 16, 1997 between DynaGen and Coutts & Co. AG (filed as
                           Exhibit 4.12 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  4.13 Certificate of Designations, Preferences and Rights of Series A Preferred Stock of DynaGen (filed as
                           Exhibit 4.13 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  4.14 Securities Purchase Agreement dated June 16, 1997 among DynaGen and the purchasers of Series A Preferred Stock (filed as Exhibit 4.14 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  4.15 Registration Rights Agreement dated June 16, 1997 among DynaGen and the purchasers of Series A Preferred Stock (filed as Exhibit 4.15 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  4.16 Form of Common Stock Purchase Warrant dated June 18, 1997 issued by DynaGen to the purchasers of Series A Preferred Stock (filed as Exhibit 4.16 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  4.17 Certificate of Designations, Preferences and Rights of Series B Preferred Stock of DynaGen (filed as
                           Exhibit 4.17 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  4.18 Securities Purchase Agreement dated June 17, 1997 between DynaGen and Julius Baer Securities Inc. as agent for certain non-U.S. persons (filed as Exhibit
                           4.18 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  4.19 Registration Rights Agreement dated June 17, 1997 between DynaGen and Julius Baer Securities Inc. as agent for certain non-U.S. persons (filed as Exhibit
                           4.19 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  4.20 Stock Purchase Warrant dated June 18, 1997 issued by Superior to Sirrom (filed as Exhibit 4.20 to DynaGen's Current Report on Form 8-K dated June 18,
                           1997).

                  4.21 Stock Purchase Warrant dated June 18, 1997 issued by Superior to Odyssey (filed as Exhibit 4.21 to DynaGen's Current Report on Form 8-K dated June 18,
                           1997).

                  4.22 Revolving Note dated June 18, 1997 issued by Superior to Huntington National Bank (filed as Exhibit 4.22 to DynaGen's Current Report on Form 8-K dated June 18,
                           1997).

                  99.1 Loan Agreement dated June 18, 1997 among DynaGen, Sirrom and Odyssey (filed as Exhibit 99.1 to DynaGen's Current Report on Form 8-K dated June 18,
                           1997).

                  99.2 Security Agreement dated June 18, 1997 among DynaGen, Sirrom and Odyssey (filed as Exhibit 99.2 to DynaGen's Current Report on Form 8-K dated June 18,
                           1997).

                  99.3 Amended and Restated Loan and Security Agreement dated June 18, 1997 among Huntington National Bank, Superior and DynaGen (filed as Exhibit 99.3 to DynaGen's Current Report on Form 8-K dated June 18,
                           1997).

                  99.4 Continuing Guaranty Unlimited dated June 18, 1997 from DynaGen to Huntington National Bank (filed as
                           Exhibit 99.4 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

                  99.5 Financial Statements of Superior Pharmaceutical Company (filed as Exhibit 99.5 to DynaGen's Current Report on Form 8-K dated June 18, 1997, as amended by Amendment No.
                           1).

                  99.6 Interim (Unaudited) Financial Statements of Superior Pharmaceutical Company (filed herewith).

                  99.7 Pro Forma Statement of Operations (Unaudited) for the year ended December 31, 1996 and for the six months ended June 30, 1997 (filed herewith).

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 DYNAGEN, INC.



                                                 By:/S/ DHANANJAY G. WADEKAR
                                                    ------------------------
                                                 Title:Executive Vice President
                                                       -------------------------


Dated:  August 28, 1997

                                  EXHIBIT INDEX

Exhibit
Numbers           Exhibits
-------           --------

2.1 Agreement and Plan of Merger dated March 7, 1997 among DynaGen, DynaGen Acquisition Corp., Superior and the Shareholders (filed as Exhibit 2c to DynaGen's Transition report on Form 10-K for the transition period from July 1, 1996 to December 31, 1996).

4.1               Registration  Rights  Agreement  dated  June  18,  1997  among
                  DynaGen  and  the  Shareholders   (filed  as  Exhibit  4.1  to
                  DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.2 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Eric C. Hagerstrand (filed as Exhibit 4.2 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.3 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Dennis B. Smith (filed as Exhibit 4.3 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.4 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Thomas L. Canning (filed as Exhibit 4.4 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.5 Pledge Agreement dated June 18, 1997 among DynaGen and the Shareholders (filed as Exhibit 4.5 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.6 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Sirrom (filed as Exhibit 4.6 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.7 Secured Promissory Note dated June 18, 1997 issued by DynaGen to Odyssey (filed as Exhibit 4.7 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.8 Stock Purchase Warrant dated June 18, 1997 issued by DynaGen to Sirrom (filed as Exhibit 4.8 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.9 Stock Purchase Warrant dated June 18, 1997 issued by DynaGen to Odyssey (filed as Exhibit 4.9 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.10 Pledge and Security Agreement dated June 18, 1997 between DynaGen and Sirrom (filed as Exhibit 4.10 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.11 Subordinated Note dated June 18, 1997 issued by DynaGen to Coutts & Co. AG (filed as Exhibit 4.11 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.12 Bridge Financing Purchase Agreement dated June 16, 1997 between DynaGen and Coutts & Co. AG (filed as Exhibit 4.12 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.13 Certificate of Designations, Preferences and Rights of Series A Preferred Stock of DynaGen (filed as Exhibit 4.13 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.14 Securities Purchase Agreement dated June 16, 1997 among DynaGen and the purchasers of Series A Preferred Stock (filed as Exhibit 4.14 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.15 Registration Rights Agreement dated June 16, 1997 among DynaGen and the purchasers of Series A Preferred Stock (filed as Exhibit 4.15 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.16 Form of Common Stock Purchase Warrant dated June 18, 1997 issued by DynaGen to the purchasers of Series A Preferred Stock (filed as Exhibit 4.16 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.17 Certificate of Designations, Preferences and Rights of Series B Preferred Stock of DynaGen (filed as Exhibit 4.17 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.18 Securities Purchase Agreement dated June 17, 1997 between DynaGen and Julius Baer Securities Inc. as agent for certain non-U.S. persons (filed as Exhibit 4.18 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.19 Registration Rights Agreement dated June 17, 1997 between DynaGen and Julius Baer Securities Inc. as agent for certain non-U.S. persons (filed as Exhibit 4.19 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.20 Stock Purchase Warrant dated June 18, 1997 issued by Superior to Sirrom (filed as Exhibit 4.20 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.21 Stock Purchase Warrant dated June 18, 1997 issued by Superior to Odyssey (filed as Exhibit 4.21 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

4.22 Revolving Note dated June 18, 1997 issued by Superior to Huntington National Bank (filed as Exhibit 4.22 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

99.1 Loan Agreement dated June 18, 1997 among DynaGen, Sirrom and Odyssey (filed as Exhibit 99.1 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

99.2 Security Agreement dated June 18, 1997 among DynaGen, Sirrom and Odyssey (filed as Exhibit 99.2 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

99.3 Amended and Restated Loan and Security Agreement dated June 18, 1997 among Huntington National Bank, Superior and DynaGen (filed as Exhibit 99.3 to DynaGen's Current Report on Form 8-K dated June 18, 1997).

99.4              Continuing Guaranty Unlimited dated June 18, 1997 from DynaGen
                  to  Huntington   National  Bank  (filed  as  Exhibit  99.4  to
                  DynaGen's Current Report on Form 8-K dated June 18, 1997).

99.5 Financial Statements of Superior Pharmaceutical Company (filed as Exhibit 99.5 to DynaGen's Current Report on Form 8-K dated June 18, 1997, as amended by Amendment No. 1).

99.6              Interim   (Unaudited)   Financial   Statements   of   Superior
                  Pharmaceutical Company (filed herewith).

99.7 Pro Forma Statement of Operations (Unaudited) for the year ended December 31, 1996 and for the six months ended June 30, 1997 (filed herewith).